UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Initial Regional Manufacturing Agreement. In connection with the closing under the Next Phase Definitive Agreement (Manufacturing) described in Item 8.01 below, Coca-Cola Bottling Co. Consolidated (the “Company”) and The Coca-Cola Company entered into an Initial Regional Manufacturing Agreement (the “Initial RMA”) on January 29, 2016. An earlier form draft of the Initial RMA was included as Exhibit B to the non-binding letter of intent entered into by the Company and The Coca-Cola Company on September 23, 2015 (the “Manufacturing LOI”) and filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2015 (the “September 2015 Form 8-K”). The Initial RMA, while in large part similar to the form agreement attached to the Manufacturing LOI, contains certain updates and negotiated changes to that form agreement. The Company will file the Initial RMA as an exhibit to its next Quarterly Report on Form 10-Q.

Pursuant to the Initial RMA, The Coca-Cola Company has granted the Company rights to manufacture, produce and package at a regional manufacturing facility located in Sandston, Virginia (the “Sandston Facility”) certain beverages that are sold under trademarks owned by The Coca-Cola Company, referred to in the Initial RMA as “Authorized Covered Beverages,” for distribution by the Company for its own account in accordance with comprehensive beverage agreements between the Company, The Coca-Cola Company and Coca-Cola Refreshments USA, Inc., a wholly-owned subsidiary of The Coca-Cola Company (“CCR”), and for sale by the Company to certain other U.S. Coca-Cola bottlers and to Coca-Cola North America in accordance with the terms of the Initial RMA. Subject to the right of The Coca-Cola Company to terminate the Initial RMA in the event of an uncured default by the Company, the Initial RMA has a term that continues for the duration of the term of the Company’s comprehensive beverage agreements with The Coca-Cola Company and CCR. Other than Authorized Covered Beverages, certain beverage brands not owned or licensed by The Coca-Cola Company (“cross-licensed brands”) that the Company is permitted to distribute under its comprehensive beverage agreements, and certain other expressly permitted existing cross-licensed brands, the Initial RMA provides that the Company will not manufacture at the Sandston Facility any Beverages, Beverage Components (as such terms are defined in the form of the Initial RMA) or other beverage products unless otherwise consented to by The Coca-Cola Company.

Pursuant to its terms, the Initial RMA will be amended, restated and converted into a final form of regional manufacturing agreement (the “Final RMA”) concurrent with the conversion of the Company’s bottling agreements to a new and final comprehensive beverage agreement (the “Final CBA”) pursuant to the territory conversion agreement executed by the Company, CCR and The Coca-Cola Company on September 23, 2015 (the “Territory Conversion Agreement”), as described in the September 2015 Form 8-K and filed as Exhibit 10.1 thereto. The form of the Final RMA was included as Schedule 9.4 to the form of Initial RMA filed with the September 2015 Form 8-K and the form of the Final CBA was included as Exhibit 1.1 to the Territory Conversion Agreement filed with the September 2015 Form 8-K. Under the Final RMA, the Company’s aggregate business directly and primarily related to the manufacture of Authorized Covered Beverages, permitted cross-licensed brands and other beverages and beverage products for The Coca-Cola Company will be subject to the same agreed upon sale process provisions included in the Final CBA, which include the need to obtain The Coca-Cola Company’s prior approval of a potential purchaser of such manufacturing business. The Coca-Cola Company will also have the right to terminate the Final RMA in the event of an uncured default by the Company.

Item 8.01.	Other Events.

Second Next Phase Distribution Transaction. On January 29, 2016, the Company completed the second territory expansion transaction contemplated by the asset purchase agreement entered into by the Company and CCR on September 23, 2015 (the “Next Phase Definitive Agreement (Distribution)”), as described in the September 2015 Form 8-K and filed as Exhibit 2.1 thereto, at which CCR granted the Company the exclusive rights for the distribution, promotion, marketing and sale of products owned and licensed by The Coca-Cola Company in Easton and Salisbury, Maryland and Richmond and Yorktown, Virginia (the “Second Next Phase Distribution Transaction”). The closing of the Second Next Phase Distribution Transaction represents the latest phase of the distribution territory expansion described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on May 12, 2015 and described in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2015.

Concurrent with, and as a condition to, the closing of the Second Next Phase Distribution Transaction, the Company and CCR entered into (i) a comprehensive beverage agreement with respect to the distribution territory acquired by the Company in the Second Next Phase Distribution Transaction (the “Territory”), which is in substantially the same form as the comprehensive beverage agreement the parties entered into effective May 23, 2014 in connection with the closing of an asset purchase agreement for the Company’s distribution territory in Johnson City and Morristown, Tennessee (the “May 2014 Closing”) and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2014 (the “August 2014 Form 10-Q”), as amended by the amendment to comprehensive beverage agreement entered into by the parties on June 1, 2015 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015, and (ii) a finished goods supply agreement with respect to the Territory, which is in substantially the same form as the finished goods supply agreement the parties entered into effective May 23, 2014 in connection with the May 2014 Closing and filed as Exhibit 10.2 to the August 2014 Form 10-Q. Forms of these agreements were also filed with the September 2015 Form 8-K as Exhibit D and Exhibit H, respectively, to the Next Phase Definitive Agreement (Distribution).

Sandston, Virginia Manufacturing Facility Transaction. On January 29, 2016, the Company also completed the initial regional manufacturing facility acquisition contemplated by the definitive purchase and sale agreement entered into by the Company and CCR on October 30, 2015 (the “Next Phase Definitive Agreement (Manufacturing)”), as described in the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2015 and filed as Exhibit 2.1 thereto, at which CCR sold to the Company the Sandston Facility and related manufacturing assets (collectively, the “Initial Manufacturing Facility Transaction”). The closing of the Initial Manufacturing Facility Transaction represents the initial phase of the manufacturing facility acquisitions described in the Manufacturing LOI, as further described in the September 2015 Form 8-K.

Relationship between the Parties. The business of the Company consists primarily of the production, marketing and distribution of nonalcoholic beverage products of The Coca-Cola Company in the territories the Company currently serves. Accordingly, the Company engages routinely in various transactions with The Coca-Cola Company, CCR and their affiliates.

The Coca-Cola Company also owns approximately 35% of the outstanding common stock of the Company, which represents approximately 5.0% of the total voting power of the Company’s common stock and class B common stock voting together. The Coca-Cola Company also has a designee serving on the Company’s Board of Directors. For more information about the relationship between the Company and The Coca-Cola Company, see the description thereof included under “Related Person Transactions” in the Company’s Notice of Annual Meeting and Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED
(REGISTRANT)

Date: January 29, 2016	By:	/s/ James E. Harris
James E. Harris
Senior Vice President, Shared Services and Chief Financial Officer